UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of report (date of earliest event reported):
July 15, 2003

LUCENT TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-11639	22-3408857

(Commission File Number)	(IRS Employer Identification No.)

600 Mountain Avenue, Murray Hill, New Jersey	07974

(Address of principal executive offices)	(Zip Code)

(908) 582-8500

(Registrant’s telephone number)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX
FIRST AMENDMENT
SECOND AMENDMENT
PRESS RELEASE

Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

99.1	First Amendment, dated as of June 6, 2003 to (i) Letter of Credit Issuance and Reimbursement Agreement, dated as of May 28, 2003, among Lucent Technologies Inc., several banks and other parties thereto and JPMorgan Chase Bank, as administrative agent, (ii) External Sharing Debt Agreement, dated as of May 28, 2003, among Lucent Technologies Inc., several banks and other parties thereto and JPMorgan Chase Bank, as administrative agent, (iii) the Amended and Restated Guarantee and Collateral Agreement, dated as of May 28, 2003, made by Lucent Technologies Inc. and certain of its subsidiaries in favor of JPMorgan Chase Bank, as collateral agent, and (iv) the Amended and Restated Collateral Sharing Agreement, dated as of May 28, 2003, made by Lucent Technologies Inc. and certain of its subsidiaries in favor of JPMorgan Chase Bank, as collateral agent.

99.2	Second Amendment, dated as of July 7, 2003 to (i) Letter of Credit Issuance and Reimbursement Agreement, dated as of May 28, 2003, among Lucent Technologies Inc., several banks and other parties thereto and JPMorgan Chase Bank, as administrative agent, and (ii) External Sharing Debt Agreement, dated as of May 28, 2003, among Lucent Technologies Inc., several banks and other parties thereto and JPMorgan Chase Bank, as administrative agent.

Item 9. Regulation FD Disclosure

On July 15, 2003, Lucent Technologies Inc. issued the press release attached as Exhibit 99.3, commenting on its expectations for its results for its third quarter and fiscal year 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LUCENT TECHNOLOGIES INC

Date: July 15, 2003	By:	/s/ Richard J. Rawson

	Title: Name:	Richard J. Rawson Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibits:

99.1	First Amendment, dated as of June 6, 2003 to (i) Letter of Credit Issuance and Reimbursement Agreement, dated as of May 28, 2003, among Lucent Technologies Inc., several banks and other parties thereto and JPMorgan Chase Bank, as administrative agent, (ii) External Sharing Debt Agreement, dated as of May 28, 2003, among Lucent Technologies Inc., several banks and other parties thereto and JPMorgan Chase Bank, as administrative agent, (iii) the Amended and Restated Guarantee and Collateral Agreement, dated as of May 28, 2003, made by Lucent Technologies Inc. and certain of its subsidiaries in favor of JPMorgan Chase Bank, as collateral agent, and (iv) the Amended and Restated Collateral Sharing Agreement, dated as of May 28, 2003, made by Lucent Technologies Inc. and certain of its subsidiaries in favor of JPMorgan Chase Bank, as collateral agent.

99.2	Second Amendment, dated as of July 7, 2003 to (i) Letter of Credit Issuance and Reimbursement Agreement, dated as of May 28, 2003, among Lucent Technologies Inc., several banks and other parties thereto and JPMorgan Chase Bank, as administrative agent, and (ii) External Sharing Debt Agreement, dated as of May 28, 2003, among Lucent Technologies Inc., several banks and other parties thereto and JPMorgan Chase Bank, as administrative agent.

99.3	Press Release dated July 15, 2003 issued by Lucent Technologies Inc.